November 2025 Corporate Overview

2 2 This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Centessa reported $349.0 million in cash, cash equivalents and investments as of September 30, 2025. Cash runway estimated into mid-2027. Potential best -in-class / first-in-class orexin receptor 2 (OX2R) agonist franchise Robust series of clinical milestones anticipated across OX2R agonist pipeline in 2026 Strong balance sheet Discovering and developing transformational medicines for patientsMISSION 3

ORX750 Phase 2a data in patients with Narcolepsy Type 1 (NT1), Narcolepsy Type 2 (NT2), and Idiopathic Hypersomnia (IH) in 2025 Registrational program planned for Q1 2026 ORX142 Phase 1 data in acutely sleep -deprived healthy volunteers in 2025 Patient studies planned for Q1 2026 ORX489 Advancing in IND -enabling studies Clinical studies planned for Q1 2026* 2025 Focused Execution 2026 Driving Momentum *Subject to IND clearance Anticipated milestonesOREXIN 4

Orexin agonists have the potential to transform the standard of care for individuals with sleep-wake, neurological, neurodegenerative and neuropsychiatric disorders 5

OREXIN

Targeting a key signaling neuropeptide implicated in numerous therapeutic areas



Wakefulness
Attention
Cognition
Orexin
Mood
Acetylcholine
(Basal forebrain)
Histamine
(Tuberomammillary nucleus)
Dopamine
(Ventral tegmental area)
Serotonin
(Raphe nuclei)
Norepinephrine
(Locus coeruleus)

Sources: Pizza, F et al., J Sleep Res 2022;31(4):e13665; Toor, B et al., Front Neurol Neurosci 2021;45:38; Ten-Blanco, M et al., Front Neuroendo 2023;69:101066; and, Yamamoto, H et al., PLoS One, 2022;17(7):e0271901.

CENTESSA PHARMACEUTICALS
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OREXIN

Potential best-in-class / first-in-class OX2R agonist therapeutics

- **ORX750** for the treatment of **NT1, NT2 and IH**
- **ORX142** for the treatment of **neurological and neurodegenerative disorders**
- **ORX489** for the treatment of **neuropsychiatric disorders**
- Earlier stage OX2R agonists and therapeutics for additional potential indications

Molecule	hOX2R EC50 (nM)	Selectivity vs. hOX1R
Native ligand orexin-A (OXA)[1]	0.035	n/a
ORX750[1]	**0.110**	**9,800x**
ORX142[2]	**0.069**	**13,000x**
ORX489[3]	**0.035**	**8,800x**

CENTESSA PHARMACEUTICALS

Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing human recombinant OX1R or OX2R.
1. Black et al., World Sleep 2023 Abstract. 2. Black et al., European Sleep Research Society 2024 Abstract. 3. Company data / presentations.

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ASSET DISEASE/CONDITION MECHANISM PRE -CLINICAL PHASE 1 PHASE 2 ORX750 Narcolepsy Type 1 (NT1) OXR2 Agonist ORX750 Narcolepsy Type 2 (NT2) OXR2 Agonist ORX750 Idiopathic Hypersomnia (IH) OXR2 Agonist ORX142 Neurological & Neurodegenerative Disorders OXR2 Agonist ORX489 Neuropsychiatric Disorders OXR2 Agonist Undisclosed Assets Undisclosed Orexin Pathway Broad and rapidly advancing OX2R agonist pipelineOREXIN 8

Candidate Selection Criteria for a Best -in-Class Profile • Highly potent and highly selective • Optimal predicted PK profile • Low predicted human doses • Fast onset of action OX2R agonist Orexin -A: Highly Validated Pathway Proprietary Structure Based Drug Design Medicinal Chemistry SAR * *SAR is Structure- Activity Relationship optimization. Pipeline of highly potent, selective OX2R agonists enabled by proprietary structural biology insights OREXIN 9

Expect to initiate registrational studies in Q1 2026 High unmet medical need in NT1, NT2 and IH ORX750 Highly potent, selective OX2R agonist Significant commercial opportunity as potential treatment for all three indications Phase 2a data from initial low dose cohorts demonstrate potential best -in-class profile across all three indications 1 1. As of the September 23, 2025 data cut-off date for the Phase 2a study of ORX750; Data are considered preliminary, as the study is ongoing Potential to redefine the standard of care for patients with sleep -wake disorders 10 ORX750

ORX750 *CRYSTAL-1 Phase 2a study in NT1, NT2 and IH*

CRYSTAL-1 STUDY

Evaluate safety, tolerability, and PK in **NT1, NT2, and IH patients**

Efficacy assessment registrational endpoints: **Maintenance of Wakefulness Test (MWT), Epworth Sleepiness Scale (ESS)**, **weekly cataplexy rate** (NT1 patients only), and overall symptom improvement*

Exploratory efficacy assessments will measure sleep, **cognition, attention, memory,** and general health

***First robust demonstration** of oral OX2R agonist addressing wakefulness needs of patients across NT1, NT2 and IH…*

- **Generally favorable safety and tolerability profile**
- **Statistically significant, clinically meaningful and dose-dependent efficacy**
- **Dose escalation** across ongoing and future cohorts with **once-daily and split-dose regimens**, enabled by Phase 1 data

…Expect to initiate registration program in Q1 2026

https://clinicaltrials.gov/study/NCT06752668
MWT and ESS are established registrational endpoints for EDS in sleep-wake disorders and weekly cataplexy rate is an established registration endpoint for cataplexy in NT1.
*Measured by Narcolepsy Severity Scale (NSS) and Idiopathic Hypersomnia Severity Scale (IHSS).

CENTESSA PHARMACEUTICALS

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12 ORX750 has been observed to be generally well -tolerated at all doses tested across each indication with all treatment-emergent adverse events (TEAEs) being transient and mild to moderate in severity. 55 participants with NT1, NT2 and IH who have been dosed with ORX750 in the 2 -week crossover dose cohorts completed as of the data cut -off date The most common TEAEs ( ≥10%) across all completed NT1, NT2 and IH cohorts pollakiuria 51% insomnia 22% dizziness 13% headache 11% Data cutoff as of September 23, 2025; Data are considered preliminary, as the study is ongoing Demonstrated a generally favorable safety and tolerability profileORX750

Generally favorable safety and tolerability profile Clinically meaningful improvements across multiple efficacy measures Dose escalation across ongoing and future cohorts within a 4-week parallel design 1 MWT, Maintenance of Wakefulness Test; MSL, Mean Sleep Latency; ESS, Epworth Sleepiness Scale; PBO, Placebo; SE, Standard Error; MWT and ESS analysis used a linear mixed model to estimate the treatment effect with the Least Square Mean (LS Mean); WCR analysis used a generalized linear mixed model (Poisson) to estimate the incidence rate ratio. The incidence rate ratio was calculated by dividing the adjusted incidence of the ORX750 group with the adjusted incidence of the placebo group; As of the September 23, 2025 data cut-off date for the Phase 2a study of ORX750; Data are considered preliminary, as the study is ongoing; 1. Ongoing QD dose in 2 week crossover design 13 >20-minute change from baseline in MSL compared with placebo on MWT with 1.5 mg dose | p-value=0.0026, n=6 0 0.60.2 0.4 0.8 1.0 0.13 WCR Incidence Rate Ratio Relative to Placebo relative reduction in weekly cataplexy rate87% with 1.5 mg dose | p-value=0.0025, n=7 0 5 10 15 20 IM P R O V EM EN T 19.6 M e an E SS T o ta l S co re ( SE ) 5.1 18.7 1.5 mgPBO Baseline ESS Score achieved normative range with 1.5 mg dose | p-value=0.0001, n=7 Normative range ORX750 Achieved statistically significant, clinically meaningful and dose-dependent improvements: MWT, ESS and WCR NT1 50% of participants achieved >30 minutes in MSL on MWT Potential Best -in-Class Profile

Statistically significant and clinically meaningful improvements from baseline on multiple efficacy measures , including MSL on MWT with 2 mg dose | p-value =0.0213, n=17 NT2 IH MWT, Maintenance of Wakefulness Test; MSL, Mean Sleep Latency; ESS, Epworth Sleepiness Scale; PBO, Placebo; SE, Standard Error; MWT and ESS analysis used a linear mixed model to estimate the Least Square Mean (LS Mean); As of the September 23, 2025 data cut-off date for the Phase 2a study of ORX750; Data are considered preliminary, as the study is ongoing. ESS Score for NT2 achieved normative range with 4 mg dose | p-value= 0.0023, n=10 >10-minute change from baseline in MSL compared with placebo on MWT with 4 mg dose | p-value=0.0193, n=10 14 M e an E SS T o ta l S co re ( SE ) 0 5 10 15 20 IM P R O V EM EN T 17.3 8.1 15.9 4 mgPBO Baseline Normative range ORX750 Demonstrated clinically meaningful improvements on multiple efficacy measures; Data has the potential to establish ORX750 as the new standard of care for NT2 Generally favorable safety and tolerability profile Clinically meaningful improvements across multiple efficacy measures Dose escalation across ongoing and future cohorts within a 4-week parallel design Potential Best -in-Class / First -in-Class Profile

ORX750

Randomized, double-blind, placebo-controlled basket study of ORX750 in patients with NT1, NT2, and IH ongoing

CRYSTAL-1

CRYSTAL-1 STUDY

- Innovative design with potential to enable **well-powered** and efficient data generation
- Optimal number of patients to allow **efficient recruitment**
- Potential for **optimized dose selection**
- **4-week placebo-controlled** data at target doses
- Dosing started at **1.0 mg in NT1** and **2.0 mg in NT2 and IH once-daily**
- **Open-label extension** study initiated



Ongoing and Future Cohorts
Randomization
NT1x: n=8 (1:1)
NT2x: n=12 (1:1)
IHx: n=12 (1:1)
ORX750
Placebo
Placebo
ORX750
2 weeks
2 weeks
2 weeks
MWT ESS
MWT ESS
MWT ESS
Open Label Extension
ORX750
9 weeks
MWT ESS

CENTESSA PHARMACEUTICALS

Note: Study design for illustrative purposes only.

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ORX750

NT1, NT2, and IH represent large addressable patient populations

NT1

~80,000

Prevalent U.S. Patients

- ~50,000 diagnosed and treated today
- Characterized by EDS with cataplexy

NT2

~180,000

Prevalent U.S. Patients

- ~100,000 diagnosed and treated today
- Characterized by EDS (without cataplexy)

IH

~360,000

Prevalent U.S. Patients

- ~120,000 diagnosed and treated today
- Characterized by EDS (without cataplexy), fatigue, sleep inertia

ORX750 Addressable Patient Population

NT1, NT2, and IH

~620,000

Prevalent U.S. Patients

~270,000

Diagnosed and Treated U.S. Patients

EDS is excessive daytime sleepiness.
Source of prevalent patient estimates: Acquavella *et al.*, J Clin Sleep Med 2020; Saad *et al.*, Sleep 2023; and Centessa market research.
Source of diagnosed and treated patient estimates: Acquavella *et al.*, J Clin Sleep Med 2020; Saad *et al.*, Sleep 2023; and Ohayon et al. Sleep Med X. 2023.

CENTESSA PHARMACEUTICALS

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ORX750

Large, well defined commercial opportunity for ORX750 as potential treatment for NT1, NT2 and IH

LARGE MARKET OPPORTUNITY

ADDRESSABLE PATIENT POPULATION IN NT1, NT2 AND IH

~620,000

Prevalent U.S. patients[1]

~270,000

Diagnosed and treated U.S. patients[1]

HIGH UNMET NEED

CURRENT APPROVED THERAPIES HAVE SIGNIFICANT LIMITATIONS

Suboptimal Efficacy[2]

- Slightly increased sleep onset latencies in patients as measured by MWT
- Do not adequately address EDS, cataplexy or brain fog

Poor Tolerability[3]

- Potential for significant side effects leading to treatment discontinuations
- Challenges dealing with complex medication regimens

3 INDICATIONS IN 1

ORX750 HAS BEST-IN-CLASS POTENTIAL FOR THE TREATMENT OF NT1, NT2 AND IH

Flexible dosing supports potential to meet the needs of patients across 3 closely related indications

EFFICIENT GO TO MARKET

CONCENTRATED CALL POINTS IN U.S.[5]

~7,500 sleep specialists
~2,500 sleep centers

CENTESSA PHARMACEUTICALS

Source: 1. Acquavella *et al.*, J Clin Sleep Med 2020; Saad *et al.*, Sleep 2023; and Centessa Market Research; 2. Prescribing information for current standard of care therapies; 3. FDA, "The Voice of the Patient: Narcolepsy" 2014; 4. Maski *et al.*, J Clin sleep Med 2017; 5. American Association of Sleep Medicine (AASM) 2022.

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ORX142 Rapid onset of action and differentiated pharmacokinetics >13,000 -fold selectivity vs. hOX1R ; EC50 0.069 nM for hOX2R Planned for the treatment of neurological and neurodegenerative disorders ORX142 18 Generally well -tolerated at all doses tested with all AEs being self -limited and either mild or moderate intensity Improvements from baseline compared to placebo in mean sleep latency on the MWT at all doses tested Statistically significant Clinically meaningful Dose-dependent Phase 1 89 healthy adult volunteers Advancing pipeline molecule characterized by high potency and differentiated pharmacokinetics ORX142 As of the October 3, 2025 data cut-off date for the Phase 1 study of ORX142 in healthy volunteers. Data are considered preliminary, as the study is ongoing.

ORX750 Registrational program planned for Q1 2026 ORX142 Patient studies planned for Q1 2026 ORX489 Advancing in IND -enabling studies; Clinical studies planned for Q1 2026* 19*Subject to IND clearance Building a class -leading franchiseOREXIN

Centessa reported $349.0 million in cash, cash equivalents and investments as of September 30, 2025. Cash runway estimated into mid-2027. Potential best -in-class / first-in-class orexin receptor 2 (OX2R) agonist franchise Robust series of clinical milestones anticipated across OX2R agonist pipeline in 2026 Strong balance sheet Discovering and developing transformational medicines for patientsMISSION 20